FOR IMMEDIATE RELEASE AMYRIS, INC. REPORTS FIRST QUARTER 2022 FINANCIAL RESULTS • Record consumer revenue of $34.6 million increased 121% compared to Q1 2021 • Barra Bonita commissioning on track to commence ingredients production in Q2 Emeryville, CA – May 10, 2022 – Amyris, Inc. (Nasdaq: AMRS), a leading synthetic biotechnology company accelerating the world’s transition to sustainable consumption through its Lab-to-MarketTM technology platform, today announced financial results for the first quarter ended March 31, 2022. “We continued to advance our growth roadmap, delivering 75% core revenue growth and growing consumer revenue by 121% versus the prior year quarter to a new record of $35 million. Technology access revenue grew 33% year-over-year to $23 million in the quarter. We experienced strong demand for our consumer and ingredients products, an estimated $7 million more than we had capacity to deliver, particularly in ingredients due to reliance on third party manufacturing. We began commissioning our strategic fermentation plant in Barra Bonita, Brazil keeping us on track to start commercial production in the second quarter. This investment is critical to meet demand, reduce our reliance on costly third-party ingredients manufacturing and the delivery of substantial margin improvement starting this year,” said John Melo, President and Chief Executive Officer. “Demand is very robust for our high-performance and environmentally responsible consumer products. During the first quarter, we completed the acquisitions of MenoLabs, a science-backed menopause-focused women’s wellness brand, and EcoFabulous, our new Gen Z brand, with MenoLabs contributing new revenue in the first quarter. We remain on track to launch EcoFabulous and Stripes, a menopause brand in partnership with Naomi Watts, in the third quarter of this year. These three brands, along with JVNTM clean haircare and Rose Inc.TM clean color cosmetics, are expected to deliver significant new revenue in the quarters ahead,” Melo continued. “Over the past 12 months, we have been focused on incubating, acquiring and investing in our consumer portfolio, which has paved the way for our current rate of consumer growth. We have built the leading portfolio of consumer brands in the categories we serve. We are now transitioning our focus to execution, efficiency and portfolio management,” stated Melo. “We plan to further optimize our portfolio and are in discussions for the licensing of marketing rights of two ingredients which we expect can deliver over $250 million of proceeds by the end of this year, evidencing the quality and depth of our technology-driven asset base. Our products address the needs of over 300 million consumers globally while reducing reliance on unsustainable and environmentally harmful ingredients. The world is becoming powered by Amyris’ technology as we all seek ways to address global supply chain volatility, ingredient and product safety, and personal health and wellness.” Business and Operational Highlights Core revenue comprises consumer and technology access revenue. Technology access includes ingredient product revenue, R&D collaboration, and technology licenses. Core revenue excludes strategic transactions and other one-off items. Consumer • Record consumer revenue of $34.6 million increased 121% compared to Q1 2021 primarily due to solid year-over-year growth of Amyris’ legacy brands, as well as strong contribution from new brands, led by JVN and Rose, Inc.

- 57% of Q1 2022 consumer revenue was direct-to-consumer (DTC) from Amyris ecommerce, while 43% originated from retail (in-store and online sales). Around 90% of revenue originated from North America. Consumer retail traffic is back strong and above expectations, and we are expanding internationally. We expect both factors to drive additional growth in the second quarter and beyond.
- Amyris brands continued to gain traction with large omnichannel distributors and major retailers. In addition to recently taking to shelves in Walgreens, Pipette™ recently entered Walgreens and is also expanding its presence in Target stores and Walmart during 2022 representing an additional 10,000 new selling points. OLIKA™ clean wellness products experienced increased revenues following its recent launch in Walmart.

Technology Access

- Q1 2022 technology access sales growth of 33% was due to growth in demand for Flavors & Fragrances (F&F) and Sweetener ingredients, and a $8.8 million earnout related to the strategic DSM F&F transaction completed in Q1 2021, partly offset by third party contract manufacturing capacity constraints for the production of squalane and hemisqualane.
- Ingredients demand growth is driven by a shift to sustainably sourced ingredients, away from crude oil supply sources. Current third-party capacity constraints are expected to be alleviated by Amyris' strategic investment in its large-scale fermentation plant in Barra Bonita, Brazil which Amyris began commissioning during Q2 2022. A video demonstrating the progress and scale of this project is available on Amyris' YouTube channel.

Q1 2022 Sales Revenue

	Three Months Ended March 31,		
(In millions)	2022	2021	YoY%
Consumer	$ 34.6	$ 15.7	121%
Technology Access	23.2	17.4	33%
Core	57.7	33.1	75%
Strategic Transactions/One-Off Items[1]	0.0	143.8	-100%
Reported Total	$ 57.7	$ 176.9	-67%

[1]Strategic Transactions/One-Off Items includes $143.6m DSM F&F transaction (Q1 2021) and $0.2m discontinued ingredients value share (Q1 2021)

Q1 2022 Financial Highlights

- Core revenue of $57.7 million increased 75% compared to Q1 2021 revenue of $33.1 million. Q1 2022 core revenue included record consumer revenue of $34.6 million, or 121% versus the prior year quarter, and technology access revenue of $23.2 million, or 33% versus the prior year quarter.
- Total revenue of $57.7 million decreased 67% versus the prior year quarter as Q1 2021 revenue included one-off $143.8 million revenue principally related to the strategic DSM F&F transaction.
- Non-GAAP core gross margin of $26.8 million, or 46% of revenue, increased from $17.0 million, or 51% of revenue in Q1 2021. Q1 2022 reflects lower gross margin as a percentage of revenue due to a change in consumer brand and channel mix, higher ingredients input costs due to unfavorable contract manufacturing economics, and lower R&D collaboration revenue.
- Cash operating expense of $117.1 million increased by $63.5 million compared to Q1 2021 due to an increase of $46.1 million in selling expense, $3.5 million in R&D expense, and $14.0 million in G&A. The increases were primarily driven by a combination of increased headcount (both organic and from acquisitions), brand investments in paid media and advertising, growth-driven consumer order fulfillment and shipping expense, increased activity at Barra Bonita ahead of commissioning, and comparatively low prior year travel expense due to COVID-19. • Adjusted EBITDA of -$107.5 million decreased $66.2 million, excluding the $143.8 million from the Q1 2021 strategic transaction, primarily due to higher operating expense, freight costs, including significant air shipping, and lower ingredients product gross margins, partly offset by increased consumer margin contribution. • GAAP net income/loss was significantly influenced by non-cash mark-to-market adjustments related to changes in the fair value of debt and derivatives. GAAP net loss of $107.3 million, or $0.34 per share, compared to a loss of $289.2 million, or $1.08 per share, in Q1 2021. Adjusted net loss of $115.2 million, or $0.37 per share, compared to adjusted net income of $94.5 million, or $0.35 per share in Q1 2021. • Cash at the end of Q1 2022 was $288 million, compared to $144 million at the end of Q1 2021, and $483 million at the end of 2021. 2022 Financial Outlook Based on current consumer revenue performance, along with the launch of new brands and new in-house ingredients capacity from Barra Bonita taking full effect in the second half of the year, Amyris is reiterating its full year 2022 financial outlook and expects to be on the higher end of the stated range, including the following: • Consumer revenue is expected to grow more than 150% year-over-year. • Technology Access revenue is estimated to grow around 40% year-over-year. This growth includes an estimated $39 million from a 3-year earnout related to the DSM F&F transaction. Conference Call Amyris will host a conference call today at 9:00 am ET (6:00 am PT) to discuss its Q1 2022 financial results and provide a business and financial update. Live audio webcast/conference call: Webcast: please visit http://investors.amyris.com. U.S. Dial-In Number: (844) 850-0551. International Dial-In Number: (412) 902-4203. Please connect to the website or dial in to the conference call 15 minutes prior to the start of the call to avoid connection delays. If a participant will be listen-only, they are encouraged to listen via the webcast on Amyris' investor page. A replay of the webcast will be available on the Investor Relations section of Amyris’ website. FINANCIAL RESULTS AND NON-GAAP INFORMATION To supplement our financial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures that we believe are helpful in understanding our financial results. These non-GAAP financial measures are among the factors management uses in planning and forecasting future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to Amyris’ historical performance as well as comparisons to the operating results of other companies. Management believes these non-GAAP financial measures, when considered together with financial information prepared in accordance with GAAP, can enhance investors’ and analysts’ abilities to meaningfully compare our results from period to period, identify operating trends in our business, and track and model our financial performance. In addition, our management believes that these non-GAAP financial measures allow for greater transparency into the indicators used by management to understand and evaluate our business and make operating decisions.

Non-GAAP financial information is not prepared under a comprehensive set of accounting rules, and therefore, should only be read in conjunction with financial information reported under GAAP in order to understand Amyris’ operating performance. A reconciliation of the non-GAAP financial measures presented in this release to the most directly comparable GAAP financial measure, is provided in the tables attached to this press release. Our Non-GAAP financial measures include the following: Non-GAAP Gross Margin (Gross Margin) is calculated as GAAP revenue less non-GAAP cost of products sold divided by GAAP revenue. Non-GAAP cost of products sold excludes other costs/provisions, inventory lower of cost or net realizable value adjustments, excess capacity, manufacturing capacity fee adjustments, stock-based compensation expense, depreciation and amortization. Non-GAAP Cash Operating Expense is calculated as GAAP Operating Expense minus non-cash stock- based compensation, depreciation and amortization, non-recurring transaction and acquisition expense, contract credit loss reserve, and R&D performance agreement termination. EBITDA is calculated as GAAP net income (loss) less interest, expense, income tax expense, depreciation and amortization expense, deemed dividends to preferred stockholders, and loss allocated to participating securities. Adjusted EBITDA is calculated as EBITDA less income attributable to noncontrolling interest, gain/loss from change in fair value of derivatives, gain/loss from changes in the fair value of debt, loss upon debt extinguishment, other income/expense, loss from investment in affiliate, inventory lower of cost or net realizable value adjustments, non-recurring transaction and acquisition expense, stock-based compensation expense, R&D performance agreement termination, manufacturing capacity fee adjustment and contract asset credit loss reserve. Adjusted net income (loss) is calculated as GAAP net income/loss excluding stock-based compensation expense, gain/loss from change in fair value of derivatives, gain/ loss from changes in the fair value of debt, losses upon debt extinguishment, income/loss attributable to noncontrolling interest, loss allocated to participating securities, inventory lower of cost or net realizable value adjustments, R&D performance agreement termination, manufacturing capacity fee adjustments, non-recurring transaction and acquisition expense, other income/expense, and gain/loss from investment in affiliate. Adjusted EPS is calculated by dividing adjusted net income (loss) by the weighted average shares, basic outstanding for the period. About Amyris Amyris (Nasdaq: AMRS) is a leading synthetic biotechnology company, transitioning the Clean Health & Beauty and Flavors & Fragrances markets to sustainable ingredients through fermentation and the company’s proprietary Lab-to-MarketTM technology platform. This Amyris platform leverages state-of-the-art machine learning, robotics and artificial intelligence, enabling the company to rapidly bring new innovation to market at commercial scale. Amyris ingredients are included in over 20,000 products from the world's top brands, reaching more than 300 million consumers. Amyris also owns and operates a family of consumer brands that is constantly evolving to meet the growing demand for sustainable, effective and accessible products. For more information, please visit http://www.amyris.com. Amyris, the Amyris logo, Biossance, JVN, Lab-to-Market, OLIKA, Pipette, Purecane, and Rose Inc. are trademarks or registered trademarks of Amyris, Inc. or its subsidiaries in the U.S. and/or other countries. Forward-Looking Statements This release contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding future events, such as Amyris’ financial outlook for 2022; Amyris’ 2022 goals and future milestones, including planned launches of new brands, the completion of its Barra Bonita plant, planned expansion of retail store and distribution arrangements, and the timing thereof; Amyris’ expectations regarding the benefits of its investments in its Barra Bonita plant, including improvements in gross margin and mitigation of third party capacity constraints; Amyris’ expectations regarding revenue contribution of its consumer brands during 2022; and Amyris’ plans to further optimize its portfolio and potentially license marketing rights of two ingredients which could deliver over $250 million of proceeds by year end. These statements are based on management's current expectations and actual results and future events may differ materially due to risks and uncertainties, including risks related to Amyris' liquidity and ability to fund operating and capital expenses, risks related to its financing activities, risks related to potential delays or failures in completing and integrating planned acquisitions, risks related to potential delays or failures in development, regulatory approval, launch, production and commercialization of products, risks related to the COVID-19 pandemic and any other geopolitical events, including Russia’s invasion of Ukraine, resulting in global economic, financial and supply chain disruptions that may negatively impact Amyris’ business operations and financial results or cause market volatility, risks related to Amyris' reliance on third parties particularly in the supply chain, and other risks detailed from time to time in filings Amyris makes with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Amyris disclaims any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events, or otherwise. Investors: Argot Partners Jason Finkelstein amyris@argotpartners.com +1 (212) 600-1902 Amyris, Inc. Paul Vincent vincent@amyris.com +1 (510) 450-0761 Media: Amyris, Inc. Beth Bannerman bannerman@amyris.com +1 (510) 914-0022 ### Financial Tables Follow

Amyris, Inc. CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands March 31, 2022 December 31, 2021 Assets Current assets: Cash and cash equivalents $ 287,886 $ 483,462 Restricted cash 174 199 Accounts receivable, net 37,400 37,074 Accounts receivable - related party, net 7,279 5,667 Contract assets 3,883 4,227 Contract assets - related party 8,816 - Inventories 82,296 75,070 Prepaid expenses and other current assets 43,202 33,513 Total current assets 470,936 639,212 Property, plant and equipment, net 125,264 72,835 Restricted cash, noncurrent 4,651 4,651 Recoverable taxes from Brazilian government entities 22,572 16,740 Right-of-use assets under financing leases, net 457 7,342 Right-of-use assets under operating leases, net 58,937 32,428 Goodwill 136,005 131,259 Intangible assets, net 56,094 39,265 Other assets 23,534 10,566 Total assets $ 898,450 $ 954,298 Liabilities, Mezzanine Equity and Stockholders' Deficit Current liabilit ies: Accounts payable $ 88,292 $ 79,666 Accrued and other current liabilit ies 80,554 71,457 Financing lease liabilit ies 12 140 Operating lease liabilit ies 8,120 7,689 Contract liabilit ies 1,554 2,530 Debt, current portion 1,055 896 Related party debt, current portion 86,630 107,427 Total current liabilit ies 266,217 269,805 Long-term debt, net of current portion 672,005 309,061 Financing lease liabilit ies, net of current portion 58 61 Operating lease liabilit ies, net of current portion 37,059 19,829 Derivative liabilit ies 5,247 7,062 Acquisition-related contingent consideration 40,251 64,762 Other noncurrent liabilit ies 3,490 4,510 Total liabilit ies 1,024,327 675,090 Commitments and contingencies Mezzanine equity: Contingently redeemable common stock 5,000 5,000 Redeemable noncontrolling interest 31,437 28,520 Stockholders’ (deficit) equity: Common stock 32 31 Additional paid-in capital 2,337,634 2,656,838 Accumulated other comprehensive loss (37,483) (52,769) Accumulated deficit (2,458,973) (2,357,661) Total Amyris, Inc. stockholders’ (deficit) equity (158,790) 246,439 Noncontrolling interest (3,524) (751) Total stockholders' (deficit) equity (162,314) 245,688 Total liabilit ies, mezzanine equity and stockholders' (deficit) equity $ 898,450 $ 954,298

Amyris, Inc. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) Three Months Ended March 31, (In thousands, except shares and per share amounts) 2022 2021 Revenue: Renewable products 43,465$ 28,179$ Licenses and royalties 9,313 143,800 Collaborations, grants and other 4,931 4,880 Total revenue 57,709 176,859 Cost and operating expenses: Cost of products sold (1) 48,995 22,659 Research and development (1) 26,358 23,332 Sales, general and administrative (1) 106,916 37,922 Total cost and operating expenses 182,269 83,913 (Loss) income from operations (124,560) 92,946 O ther income (expense): Interest expense (5,263) (5,813) Gain (loss) from change in fair value of derivative instruments 1,815 (22,745) Gain (loss) from change in fair value of debt 20,796 (326,785) Loss upon extinguishment of debt - (27,313) Other expense, net (3,052) (678) Total other income (expense), net 14,296 (383,334) Loss before income taxes and loss from investment in affiliate (110,264) (290,388) Provision for income taxes 820 (55) (Loss) gain from investment in affiliate (789) 392 Net loss (110,233) (290,051) Less: loss (income) attributable to noncontrolling interest 2,928 (1,200) Net loss attributable to Amyris, Inc. (107,305) (291,251) Less: loss allocated to participating securities - 2,099 Net loss attributable to Amyris, Inc. common stockholders, basic (107,305)$ (289,152)$ Weighted-average shares of common stock outstanding used in computing income (loss) per share of common stock, basic 312,896,452 267,733,555 Loss per share attributable to common stockholders, basic (0.34)$ (1.08)$ Weighted-average shares of common stock outstanding used in computing loss per share of common stock, diluted 323,711,682 267,733,555 Loss per share attributable to common stockholders, diluted (0.37)$ (1.08)$ (1) Includes stock-based compensation expense as follows: Cost of products sold 78$ 63$ Research and development 1,617 1,062 Sales, general and administrative 9,893 3,156 11,588$ 4,281$

Amyris, Inc. RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (Unaudited) Three Months Ended March 31, (In thousands, except per share data) 2022 2021 Net loss attributable to Amyris, Inc. common stockholders - Basic (GAAP) (107,305)$ (289,152)$ Non-GAAP adjustments: Loss allocated to participating securities - (2,099) Manufacturing capacity fee adjustment 1,412 1,482 Inventory lower-of-cost-or-net realizable value adjustment (966) (161) R&D Performance Agreement termination - 1,850 Hand sanitizer write-off (94) - M&A transaction legal expense 1,835 - Stock-based compensation expense 11,588 4,281 (Gain) loss from change in fair value of derivative instruments (1,815) 22,745 (Gain) loss from change in fair value of debt (20,796) 326,785 (Gain) loss upon extinguishment of debt - 27,313 Income (loss) attributable to noncontrolling interest (2,928) 1,200 Other expense, net, and loss (gain) from investment in affiliate, net 3,841 286 Net (loss) income attributable to Amyris, Inc. common stockholders (non-GAAP) (115,228)$ 94,530$ Weighted-average shares outstanding Weighted-average shares of common stock outstanding used in computing loss per share attributable to Amyris, Inc. common stockholders, basic (GAAP and non-GAAP) 312,896,452 267,733,555 Earnings (loss) per share attributable to Amyris, Inc. common stockholders - Basic (GAAP) (0.34)$ (1.08)$ Non-GAAP adjustments: Loss allocated to participating securities - (0.01) Manufacturing capacity fee adjustment 0.00 0.01 Inventory lower-of-cost-or-net realizable value adjustment (0.00) (0.00) R&D Performance Agreement termination - 0.01 Hand sanitizer write-off (0.00) - M&A transaction legal expense 0.01 - Stock-based compensation expense 0.04 0.02 (Gain) loss from change in fair value of derivative instruments (0.01) 0.08 (Gain) loss from change in fair value of debt (0.07) 1.22 (Gain) loss upon extinguishment of debt - 0.10 Income (loss) attributable to noncontrolling interest (0.01) 0.00 Other expense, net, and loss (gain) from investment in affiliate, net 0.01 0.00 Loss per share attributable to Amyris, Inc. common stockholders (non-GAAP) (1) (0.37)$ 0.35$ (1) Amounts may not sum due to rounding. - - Three Months Ended March 31, ADJUSTED EBITDA 2022 2021 GAAP net loss attributable to Amyris, Inc. common stockholders - Basic (107,305)$ (289,152)$ Interest expense 5,263 5,813 Income taxes (820) 55 Depreciation and amortization 3,292 2,114 Loss allocated to participating securities - (2,099) EBITDA (99,570) (283,269) Manufacturing capacity fee adjustment 1,412 1,482 Inventory lower-of-cost-or-net realizable value adjustment (966) (161) Hand sanitizer write-off (94) - R&D Performance Agreement termination - 1,850 M&A transaction legal expense 1,835 - Stock-based compensation expense 11,588 4,281 (Gain) loss from change in fair value of derivative instruments and debt, (gain) loss upon extinguishment of debt, other (income) expense, and (gain) loss from investment in affiliate (18,770) 377,129 (Loss) income attributable to noncontrolling interest (2,928) 1,200 Adjusted EBITDA (107,493)$ 102,512$

Amyris, Inc. RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (Unaudited) Three Months Ended March 31, (In thousands) 2022 2021 Revenue (GAAP and non-GAAP) Renewable products 43,465$ 28,179$ Licenses and royalties 9,313 143,800 Collaborations, grants and other 4,931 4,880 Revenue (GAAP and non-GAAP) 57,709$ 176,859$ Cost of products sold (GAAP) 48,995$ 22,659$ Other costs and provisions (16,523) (4,473) Manufacturing capacity fee adjustment (1,412) (1,482) Hand sanitizer write-off 94 - Excess capacity (663) (205) Inventory lower-of-cost-or-net realizable value adjustment 966 161 Stock-based compensation expense (78) (63) Depreciation and amortization (490) (514) Cost of products sold (non-GAAP) 30,889$ 16,083$ Adjusted gross profit (non-GAAP) 26,820$ 160,776$ Gross margin % 46% 91% Research and development expense (GAAP) 26,358$ 23,332$ Stock-based compensation expense (1,617) (1,062) Depreciation and amortization (1,482) (1,321) R&D performance agreement termination - (1,850) Research and development expense (non-GAAP) 23,259$ 19,099$ Sales, general and administrative expense (GAAP) 106,916$ 37,922$ Stock-based compensation expense (9,893) (3,156) Depreciation and amortization (1,320) (279) M&A transaction legal expense (1,835) - Sales, general and administrative expense (non-GAAP) 93,868$ 34,487$ Cash operating expense 117,127$ 53,586$